                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                         Date of Report:  July 14, 1997


                        SEAMAN  FURNITURE COMPANY, INC.



                            300 Crossways Park Drive
                            Woodbury, New York 11797
                                 (516) 496-9560



       Delaware                       0-21226                    11-2751205
  --------------                      -------                    ------------
--------------------------------------------------------------------------------
(State of Incorporation)        (Commission File No.)           (IRS Id. No.)



                        Exhibit Index Appears on Page 4
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ITEM 5.   OTHER EVENTS.
          ------------

     This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Seaman Furniture Company, Inc. (the "Company") for the purpose of providing the information set forth in a press release issued by the Company on July 9, 1997, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          -----------------------------------------
          INFORMATION AND EXHIBITS.
          ------------------------

     (a) Financial Statement of Businesses Acquired.

          None.

     (b) Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          The following exhibit is filed herewith:

          99.1  Press Release dated July 9, 1997.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SEAMAN FURNITURE COMPANY, INC.
                                    (Registrant)



Date:  July 14, 1997          By: /s/Peter McGeough
                                  -----------------------------------------
                                 Peter McGeough
                                 Chief Financial and Administrative
                                    Officer



                                       3
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                                 EXHIBIT INDEX
                                 -------------



Exhibit
Number                              Description
------                              -----------

99.1                               Press Release dated July 9, 1997.



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